UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 25, 2025

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York	001-39013	83-3933743
New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
201 Merritt 7
Norwalk, Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:
(203)-849-5216
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Corporation Common Stock, $1.00 par value	XRX	Nasdaq Global Select Market
Securities registered pursuant to Section 12(g) of the Act:
None
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Xerox Holdings Corporation	Xerox Corporation
Emerging growth company ☐	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Xerox Holdings Corporation ☐	Xerox Corporation ☐

Item 7.01	Regulation FD Disclosure.
Notes Offering
On March 25, 2025, Xerox Corporation issued a press release to announce the launch of an offering of (i) $400,000,000 aggregate principal amount of Senior Secured First Lien Notes due 2030 (the “First Lien Notes”) to be issued by Xerox Corporation and guaranteed by Xerox Holdings Corporation (“Xerox” and, together with Xerox Corporation, the “Company”) and certain of Xerox’s domestic and foreign subsidiaries (collectively, the “Guarantors”), in a private offering to persons reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to certain
non-U.S.
persons in offshore transactions in accordance with Regulation S under the Securities Act and (ii) $400,000,000 aggregate principal amount of Senior Secured Second Lien Notes due 2031 (the “Second Lien Notes” and together with the First Lien Notes, the “Notes”) to be issued by Xerox Issuer Corporation, a wholly-owned subsidiary of Xerox Corporation.
Xerox Corporation intends to use the net proceeds from the offering of the First Lien Notes, together with cash on hand, to finance the redemption of $90 million of Xerox’s 5.000% Senior Notes due 2025 (“2025 Notes”) on or about the issue date of the First Lien Notes, with the balance to be redeemed on or prior to maturity, and to pay fees and expenses, including redemption premiums and accrued interest, in connection with the offering, the Lexmark Acquisition (as defined below) and the related transactions. Pending application of the proceeds to redeem the remaining 2025 Notes, Xerox will use the proceeds of the First Lien Notes for general corporate purposes, including the repayment of $95 million aggregate principal amount of borrowings under Xerox Corporation’s first lien senior secured term loan credit facility with Jefferies Finance LLC, as administrative agent and collateral agent (the “TLB Facility”).
Xerox Corporation intends to use the net proceeds from the offering of the Second Lien Notes to (i) fund a portion of the purchase price for the proposed acquisition (the “Lexmark Acquisition”) of all of the issued and outstanding equity securities of Lexmark International II, LLC (“Lexmark”) from Ninestar Group Company Limited (the “Seller”), as previously announced on December 22, 2024 and the repayment of substantially all of Lexmark’s outstanding debt (together with accrued interest and any applicable expenses, fees or premiums) and (ii) pay fees and expenses in connection with the offering, the Lexmark Acquisition and the related transactions.
Pending consummation of the Lexmark Acquisition, concurrently with the issuance of the Second Lien Notes, the gross proceeds of the Second Lien Notes will be deposited into an escrow account for the benefit of the holders of the Second Lien Notes until such date that certain escrow release conditions, including the consummation of the Lexmark Acquisition, have been satisfied.
A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.
This Current Report on Form
8-K
(“Current Report”) does not constitute an offer to sell, or the solicitation of an offer to buy, the Notes, the related guarantees or any other security, and shall not constitute an offer, solicitation or sale of any securities in any state or jurisdiction in which, or to any persons to whom, such offering, solicitation or sale would be unlawful. Any offer, or solicitation to buy, if at all, will be made only by means of a confidential offering memorandum. The offerings are not conditioned on the consummation of the Lexmark Acquisition, which, if consummated, will occur subsequent to the closing of the offerings. This Current Report does not constitute a notice of repayment of any outstanding indebtedness of Xerox Corporation, Xerox or Lexmark.
Financial Information
By reference to this Current Report, Xerox Corporation has incorporated by reference into the offering memorandum for the offerings (i) the audited consolidated financial statements for Lexmark as of and for the fiscal years ended December 31, 2024 and 2023 and (ii) unaudited pro forma condensed combined financial information giving effect to the Lexmark Acquisition and the acquisition by Xerox Corporation of Xerox IT Solutions, Inc. (formerly known as ITsavvy Acquisition Company, Inc.) completed on November 20, 2024 (the “ITsavvy Acquisition”).

The audited consolidated financial statements of Lexmark, which comprise the consolidated statement of earnings for the fiscal years ended December 31, 2024 and 2023, the consolidated statements of comprehensive earnings for the fiscal years ended December 31, 2024 and 2023, the consolidated statements of financial position as of December 31, 2024 and 2023, the consolidated statements of cash flows for the fiscal years ended December 31, 2024 and 2023, the consolidated statements of member’s equity for the fiscal years ended December 31, 2024 and 2023 and the related notes thereto, are furnished as Exhibit 99.2 to this Current Report and are incorporated herein by reference.
The unaudited pro forma condensed combined balance sheet of Xerox as of December 31, 2024, the unaudited pro forma condensed combined statement of operations of Xerox for the twelve months ended December 31, 2024, each giving effect to the Lexmark Acquisition and the ITsavvy Acquisition and the related notes thereto, are furnished as Exhibit 99.3 to this Current Report and incorporated herein by reference.
Other Information
In connection with the offerings, Xerox Corporation provided potential investors with additional information concerning its expectations for financing the Lexmark Acquisition, including its intention to replace the existing commitments in its debt commitment letter with Jefferies Finance LLC and Jefferies LLC with the First Lien Notes and the Second Lien Notes. Xerox Corporation also disclosed that it has identified an aggregate of approximately $238 million in expected gross run-rate
synergies from the Lexmark Acquisition that it expects to realize within 24 months following completion of the acquisition.
The information contained in Item 7.01 of this Current Report and in Exhibits 99.1, 99.2 and 99.3 hereto is being furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated into any registration statement or other filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.
Forward-Looking Statements
This Current Report contains “forward looking statements” as defined in the Private Securities Litigation Reform Act of 1995 that involve certain risks and uncertainties. The words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “will”, “would”, “could”, “can”, “should”, “targeting”, “projecting”, “driving”, “future”, “plan”, “predict”, “may” and similar expressions are intended to identify forward-looking statements. The Company’s actual results may differ significantly from the results discussed in the forward-looking statements. These statements reflect management’s current beliefs, assumptions and are subject to a number of other factors that may cause actual results to differ materially.
Such factors include but are not limited to: risks and uncertainties related to the completion of the offering of the Notes on the anticipated terms or at all; applicable market conditions; the satisfaction of customary closing conditions related to the offering; global macroeconomic conditions, including inflation, slower growth or recession, delays or disruptions in the global supply chain, higher interest rates, and wars and other conflicts, including the current conflict between Russia and Ukraine; our ability to succeed in a competitive environment, including by developing new products and service offerings and preserving our existing products and market share as well as repositioning our business in the face of customer preference, technological, and other change, such as evolving return-to-office
and hybrid working trends; failure of our customers, vendors, and logistics partners to perform their contractual obligations to us; our ability to attract, train, and retain key personnel; execution risks around our Reinvention; the risk of breaches of our security systems due to cyber, malware, or other intentional attacks that could expose us to liability, litigation, regulatory action or damage our reputation; our ability to obtain adequate pricing for our products and services and to maintain and improve our cost structure; changes in economic and political conditions, trade protection measures, licensing requirements, and tax laws in the United States and in the foreign countries in which we do business; the risk that multi-year contracts with governmental entities could be terminated prior to the end of the contract term and that civil or criminal penalties and administrative sanctions could be imposed on us if we fail to comply with the terms of such contracts and applicable law; interest rates, cost of capital, and access to credit markets; risks related to our indebtedness; the imposition of new or incremental trade protection measures such as tariffs and import or export restrictions; funding requirements associated with our employee pension and retiree health benefit plans; changes in foreign currency exchange rates; the risk that we may be subject to new or heightened regulatory or operation risks as a result of our, or third parties,’ use or anticipated use of artificial intelligence technologies; the risk that our operations and products may not comply with applicable worldwide regulatory requirements, particularly environmental regulations and directives and anti-corruption laws; the outcome of litigation and regulatory proceedings to which we may be a party; laws, regulations, international agreements and other initiatives to limit greenhouse gas emissions or relating to climate change, as well as the physical effects of climate change; the ultimate outcome of our acquisition of Lexmark; the satisfaction of the conditions to the closing of the proposed transaction in a timely manner; the ability of the combined company to achieve potential market share expansion; the ability of the combined company to achieve the identified synergies; that the regulatory approvals required for the proposed transaction may not be obtained on the terms expected or on the anticipated schedule at all; the Company’s ability to finance the proposed acquisition of Lexmark; the Company’s indebtedness, including the indebtedness the Company expects to incur and/or assume in connection with the proposed acquisition of Lexmark and the need to generate sufficient cash flows to service and repay such debt; the ability to integrate the Lexmark business into the Company and realize the anticipated strategic benefits of the transaction within the expected time-frames or at all; that such integration may be more difficult, time-consuming or costly than expected; that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the proposed transaction or the public announcement of the proposed transaction; the retention of certain key employees of Lexmark; potential litigation relating to the potential transaction that could be instituted against the Company or its directors; rating agency actions and the Company’s ability to access short- and long-term debt markets on a timely and affordable basis; general economic conditions that are less favorable than expected; and other factors that are set forth from time to time in the Company’s Securities and Exchange Commission filings, including the combined Annual Report on Form
10-K
of Xerox Holdings and Xerox Corporation for the year ended December 31, 2024.
These forward-looking statements speak only as of the date of this Current Report or as of the date to which they refer, and the Company assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.
Financial Information

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Press Release, dated March 25, 2025, issued by Xerox Corporation.

Exhibit 99.2	Audited Consolidated Financial Statements of Lexmark as of and for the fiscal years ended December 31, 2024 and 2023.

Exhibit 99.3	Unaudited Pro Forma Condensed Combined Financial Information as of and for the twelve months ended December 31, 2024.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to relate only to matters having reference to such company and its subsidiaries.

Dated: March 25, 2025	XEROX HOLDINGS CORPORATION

	By:	/s/ Mirlanda Gecaj
	Name:	Mirlanda Gecaj
	Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Dated: March 25, 2025	XEROX CORPORATION

	By:	/s/ Mirlanda Gecaj
	Name:	Mirlanda Gecaj
	Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

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